UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 25, 2002


                       GE ReREMIC MORTGAGE TRUST 2001-1
             GE ReREMIC Mortgage Trust Certificates, Series 2001-1
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

  New York (governing law of
Pooling and Servicing Agreement)         333-50248-02           06-199884
--------------------------------         ------------           ---------
(State or other jurisdiction of          (Commission            (IRS EIN)
Incorporation)                           File Number)



c/o State Street Corporation
Global Investor Services Group
Corporate Trust
2 Avenue de Lafayette, 6th Floor
Boston, MA                                                      02111-1724
----------------------------------------                        ----------
(Address of principal executive offices)                        (ZIP Code)


Registrant's telephone number, including area code:             (410) 884-2000


Former name or former address, if changed since last report:  N/A

Item 5.    Other Events

On January 25, 2002 a distribution was made to holders of GE ReREMIC Mortgage Trust 2001-1, GE ReREMIC Trust Certificates, Series 2001-1.

Item 7.    Financial Statements and Exhibits

      (c)   Exhibits furnished in accordance with Item 601(a) of Regulation S-K

            Exhibit Number                 Description
            --------------                 -----------

             99.1 (a) Monthly certificateholder report, relating to the January 25, 2002 distribution on GE ReREMIC
                                            Mortgage Trust Certificates,
                                            Series 2001-1

             99.1 (b) Monthly certificateholder report relating to the January 25, 2002 distribution on the underlying security held in GE ReREMIC
                                            Mortgage Trust 2001-1



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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GE ReREMIC MORTGAGE TRUST 2001-1

                                  By:  Greenwich Capital Acceptance, Inc.


                                  By:  /s/ James Raezes
                                       ---------------------------------
                                       Name:   James Raezes
                                       Title:  Vice President

                                            Date:  March 5, 2002



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

                               INDEX TO EXHIBITS

           Exhibit Number                Description
           --------------                -----------

           99.1 (a) Monthly certificateholder report relating to the January 25, 2002 distribution on GE ReREMIC Mortgage Trust Certificates, Series 2001-1

           99.1 (b) Monthly certificateholder report relating to the January 25, 2002 distribution on the underlying security held in GE ReREMIC Mortgage Trust 2001-1



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